Confidential treatment has been sought for portions of this agreement. The copy filed herewithin omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Exhibit 10.4

AMENDMENT NO. 1 TO EXCLUSIVE LICENSE AGREEMENT

THIS AMENDMENT No. 1 TO EXCLUSIVE LICENSE AGREEMENT is entered into on July 2, 2015 (the “Effective Date of the Amendment”), by and between DURECT Corporation (“Company”) and Virginia Commonwealth University Intellectual Property Foundation (“VCUIPF”).

WHEREAS, Company and VCUIPF are parties to an Exclusive License Agreement dated December 5, 2012 (the “Agreement”), and

WHEREAS, the parties now wish to amend the Agreement as provided for herein.

NOW, THEREFORE, in consideration of the foregoing and the covenants and promises contained in this Amendment, the parties do hereby agree as follows:

1.	Appendix A of the Agreement is hereby amended by deleting it in its entirety and replacing it with the Appendix A attached hereto and made a part hereof.

2.	All capitalized terms not otherwise defined in this Amendment shall have the same meanings that are ascribed to them in the Agreement.

3.

   Except as expressly amended by this Amendment, the Agreement shall remain unchanged and continue in full force and effect as provided therein.  This Amendment and the Agreement constitute the complete, final and exclusive understanding and agreement of the parties with respect to the subject matter of the Agreement, and supersede any and all prior or contemporaneous negotiations, correspondence, understandings and agreements, whether oral or written, between the parties respecting the subject matter of the Agreement.  This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment in duplicate originals by their authorized officers as of the Effective Date of the Amendment.

DURECT CORPORATION	VIRGINIA COMMONWEALTH UNIVERSITY
INTELLECTUAL PROPERTY FOUNDATION

By:/s/ Steve HelmerBy:/s/ Ivelina Metcheva

Name:Steve Helmer                Name:Ivelina Metcheva Phd, MBA

Confidential treatment has been sought for portions of this agreement. The copy filed herewithin omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Title:VP, Chief Patent Counsel   Title: President

Date: July 2, 2015Date: July 1,2015

Confidential treatment has been sought for portions of this agreement. The copy filed herewithin omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

APPENDIX A

LICENSED PATENT RIGHTS

U.S. Patent Applications:

Provisional Serial No. 60/621,537, filed October 25, 2004	Nuclear Oxysterol, Potent Regulator Of Cholesterol Homeostasis, For Therapy Of Hypercholesterolemia, Hyperlipidemia, and Atherosclerosis
Non-Provisional Serial No. 11/739,330, filed April 26, 2007	Nuclear Sulfated Oxysterol, Potent Regulator Of Cholesterol Homeostasis, For Therapy Of Hypercholesterolemia, Hyperlipidemia, and Atherosclerosis
Provisional Serial No. 61/154,063, filed February 20, 2009	5-Cholesten-3b , 25-diol 3-sulfate (25HC3S), an authentic PPARy agonist and LXR antagonist, or the therapy of inflammatory diseases
Non-Provisional Serial No. 12/708,803, filed February 19, 2010	Nuclear Sulfated Oxysterol, Potent Regulator Of Lipid Homeostasis, For Therapy Of Hypercholesterolemia, Hypertriglycerides, Fatty Liver Diseases, and Atherosclerosis
Provisional Serial No. 61/472,293, filed April 6, 2011	Hydroxysteroid sulfotransferase (SULT2B1b) for therapy of hyperlipidemia and fatty liver diseases
Non-Provisional Serial No. 13/441,241, filed April 6, 2012	Sulfated Oxysterol and Oxysterol Sulfation by Hydroxysterol Sulfotransferase Promote Lipid Homeostasis and Liver Proliferation
Provisional Serial No. 61/604,711, filed February 29, 2012

Sulfated oxysterol, 25HC3S and oxysterol sulfation by hydroxysterol sulfotransferase (SULT2Blb) promote liver proliferation: therapy for cirrhosis, injury,  recovery following hepatectomy, and other applications

Provisional Serial No. 61/623,203, filed April 12, 2012 Provisional Serial No. 61/623,414, filed April 12, 2012	A Novel Cholesterol Metabolite, 5-Cholesten, 3-,25-diol, Disulfate (25HCDS) for Therapy of Metabolic Disorders, Hyperlipidemia, Fatty Liver Disease, Diabetes and Atherosclerosis
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Confidential treatment has been sought for portions of this agreement. The copy filed herewithin omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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VCU Invention Disclosures

VCU Invention Disclosure No.	Title
REN-04-072, disclosed September 24, 2004	Nuclear oxysterol, potent regulator of cholesterol hemeostasis, for therapy of hypercholesterolemia, hyperlipidemia, and atherosclerosis
REN-08-078, disclosed December 15, 2008

5-Cholesten-3b, 25-diol 3-sulfate (25HC3S), an authentic PPARy agonist and LXR antagonist, for the therapy of inflammatory diseases, such as inflammatory bowel diseases, fat liver diseases, and atheroclerotic diseases

REN-11-030, disclosed April 5, 2011	Hydroxysteroid sulfotransferase (SULT2B1b) for therapy of hyperlipidemia and fatty liver diseases

Confidential treatment has been sought for portions of this agreement. The copy filed herewithin omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

REN-11-93, disclosed November 7, 2011

Sulfated oxysterols, 25HC3S and 25HCDS, and oxysterol sulfation by hydroxysterol sulfotransferase (SULT2B1b) promote liver proliferation: therapy for cirrhosis, injury, and recovery following hepatectomy

REN-11-94, disclosed November 7, 2011	A novel cholesterol metabolite, 5-cholesten, 3-,25-diol, disulfate (25HCDS) for therapy of metabolic disorders, hyperlipidemia, diabetes, fat liver diseases, and atherosclerosis
REN-12-025, disclosed March 26, 2012	A Novel Cholesterol Metabolite, 5-Cholesten, 3-,25-diol, Disulfate (25HCDS) for Therapy of Metabolic Disorders, Hyperlipidemia, Diabetes, Fat Liver Diseases, and Atherosclerosis
REN-12-061, disclosed June 21, 2012	Novel Oxysterol, 5-Cholesten 3,27-diol 27-Glucuronide, for Therapy of Hypertriglyceridemia
REN-12-075	Low Levels of Oxysterol Sulfates, 25-,24, and 27(26)-hydroxycholesterol Sulfates, as biomarkers for diagnosis of lipid metabolic disorders, nonalcoholic fatty liver diseases
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